EXHIBIT 10.1
EXECUTION COPY
FIRST AMENDMENT, dated as of March 2, 2009 (this “First Amendment”), to the Amended and Restated Credit Agreement, dated as of January 12, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Liz Claiborne, Inc., Mexx Europe B.V., Liz Claiborne Canada Inc., the other Loan Parties from time to time party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and US Collateral Agent, J.P. Morgan Europe Limited, as European Administrative Agent and European Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Collateral Agent, Bank of America, N.A. and SunTrust Bank, Syndication Agents, and Wachovia Bank, National Association, as Documentation Agent.
W I T N E S S E T H :
WHEREAS, the Borrowers, the Lenders, the Syndication Agents, the Documentation Agent, the Administrative Agent, the European Administrative Agent and the Canadian Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as set forth herein; and
WHEREAS, the Required Lenders have consented to the requested amendments as set forth herein;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.
2. Amendments to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended as follows:
(a) by inserting in alphabetical order the following new definitions:
“First Amendment” the First Amendment, dated as of March 2, 2009, to this Agreement.
“First Amendment Effective Date” as defined in the First Amendment.
(b) by inserting the following at the end of the definition of “Consolidated EBITDA”:
“Notwithstanding anything to the contrary set forth herein, for purposes of calculating the Fixed Charge Coverage Ratio for the fiscal month of December 2008 or for any of the first eleven (11) fiscal months of 2009, Consolidated EBITDA shall exclude discontinued operations of the Company and its Subsidiaries, as defined by GAAP.”; and
(c) by inserting the following at the end of the definition of “Fixed Charge Coverage Ratio”:

“Notwithstanding anything to the contrary set forth herein, for purposes of calculating the Fixed Charge Coverage Ratio for the fiscal month of December 2008 or for any of the first eleven (11) fiscal months of 2009, Fixed Charge Coverage Ratio shall exclude discontinued operations of the Company and its Subsidiaries, as defined by GAAP.”.
3. Effectiveness of Amendment. This First Amendment shall become effective on and as of the date (such date the “First Amendment Effective Date”) of the execution and delivery of this First Amendment by the Borrowers, the Administrative Agent and the Required Lenders.
4. Representations and Warranties. The Borrowers hereby represent that as of the First Amendment Effective Date each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.
5. Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.
6. Counterparts. This First Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
7. Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8. Integration. This First Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
9. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LIZ CLAIBORNE, INC., as a Borrower and as the Borrower Representative
By	/s/ Andrew C. Warren
	Name:	Andrew C. Warren
	Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, US Collateral Agent and Lender
By	/s/ Donna M. DiForio
	Name:	Donna M. DiForio
	Title:	Vice President

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Collateral Agent
By	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent
By	/s/ Dan Howat
	Name:	Dan Howat
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as Lender
By	/s/ Christine Hutchinson
	Name:	Christine Hutchinson
	Title:	Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT

BANK OF AMERICA, N.A., CANADA BRANCH, as Lender
By	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender
By	/s/ Bernisi Morrin
	Name:	Bernisi Morrin
	Title:	Operations Manager GCIB Credit Services supporting Business Capital Europe Vice-President

SUNTRUST BANK, as Lender
By	/s/ Patrick Wiggins
	Name:	Patrick Wiggins
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, individually, as Documentation Agent and Lender
By	/s/ Tom Harper
	Name:	Tom Harper
	Title:	Managing Director

HSBC Business Credit (USA) Inc., as Lender
By	/s/ Kysha Pierre-Louis
	Name:	Kysha Pierre-Louis
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT

CITIBANK, N.A., as Lender
By	/s/ Thomas Halsch
	Name:	Thomas Halsch
	Title:	Director & Vice President

U.S. Bank, N.A., as Lender
By	/s/ Frances W Josephic
	Name:	Frances W Josephic
	Title:	Vice President

COMERICA BANK, as Lender
By	/s/ Liesl Eckhardt
	Name:	Liesl Eckhardt
	Title:	Assistant Vice President

THE HUNTINGTON NATIONAL BANK, as Lender
By	/s/ Jeff Blendick
	Name:	Jeff Blendick
	Title:	Vice President

UNION BANK, N.A., as Lender
By	/s/ Ching Lim
	Name:	Ching Lim
	Title:	Vice President

ING BANK NV, as Lender
By	/s/ Els Streng
	Name:	E.C. Streng
	Title:	Director

By	/s/ Marcel Peijs
Name:
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT